UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): May 10, 2011

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) updates a current report on Form 8-K, filed May 13, 2011 (the “Original Filing”), in which Boston Scientific Corporation (the “Company”) reported voting results for its Annual Meeting of Stockholders (“Annual Meeting”) held on May 10, 2011, including the voting results for the non-binding Proposal 3, the Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation (“Proposal 3”). Except for the information reported below, this Amendment does not modify or update any other disclosure contained in the Original Filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Filing, under Proposal 3 the frequency of one year received the most votes from stockholders on an advisory basis at the Annual Meeting, in accordance with the recommendation of the Company's Board of Directors (the “Board”).

The Board subsequently formally determined that the Company will hold future advisory votes on its executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 27, 2011	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel